CONTRIBUTION AGREEEMENT
                             -----------------------

         This CONTRIBUTION AGREEMENT dated as of July 31, 2006 by and between RONSON CORPORATION, a corporation organized and existing under the laws of the State of New Jersey (hereinafter referred to as "Ronson"), and LOUIS V. ARONSON II, residing at 53 Vliettown Road, Oldwick, New Jersey 08858 (hereinafter referred to as the "Guarantor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS,  Ronson,  together with Ronson Consumer Products  Corporation,
Ronson Aviation, Inc. and Ronson Corporation of Canada Ltd. (hereinafter referred to, collectively, as the "Borrowers") are contemporaneously herewith entering into a Financing Agreement dated the date hereof (hereinafter referred to as the "Loan Agreement") with The CIT Group/Commercial Services, Inc. (for itself and for CIT Financial Ltd.; hereinafter referred to, collectively, as the "Lender"), providing, among other matters, for the Initial Additional Term Loan (as defined therein) from the Lender to the Borrowers in the original principal amount of $750,000; and

         WHEREAS, the Lender has required that the Guarantor execute and deliver to the Lender a Limited Guaranty, Suretyship and Security Agreement, together with a Money Market Account Pledge and Assignment Agreement, and a Deposit Account Control Agreement among the Lender, the Guarantor and Wachovia Bank, National Association, each dated the date hereof (hereinafter referred to, collectively, as the "Guaranty Documents"), in the respective forms thereof prescribed by the Lender, copies of which are annexed to this Agreement as Exhibits A, B and C respectively, providing, among other matters, for the Guarantor's guaranty of the Borrower's obligations under the Initial Additional Term Loan in an aggregate amount not to exceed $250,000 (hereinafter referred to as the "Guaranteed Amount"), such guaranty secured by a money market account (together with any replacements or substitutions therefor, hereinafter referred to as the "Guaranty Collateral") issued by Wachovia Bank, National Association (hereinafter referred to as "Wachovia"); and

         WHEREAS, the Guarantor has financed the Guaranty Collateral pursuant to arrangements with Wachovia (together with any amendments or supplements thereto or any refinancings or replacements thereof, hereinafter referred to as the "Guarantor Loan"); and

         WHEREAS, the parties hereto desire to provide for the reimbursement, contribution and indemnification arrangements hereunder in connection with the execution and delivery to the Lender of the Guaranty Documents by the Guarantor;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, the parties hereby agree as follows:

                                   ARTICLE I
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         A. Guarantor Loan Costs.  Ronson hereby agrees to pay, or reimburse the
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Guarantor  for,  any and all  reasonable  costs  incurred  by the  Guarantor  in connection with the commitment, negotiation, execution and delivery of the Guarantor Loan and the Guaranty, and each of them, including, but not limited to interest (currently calculated at the prime rate from time to time in effect at Wachovia less one-half percent), fees and expenses under the Guarantor Loan, and reasonable fees and expenses of counsel, if and to the extent in excess of any interest or other return on the Guaranty Collateral paid to the Guarantor. Each such payment or reimbursement shall be made by Ronson promptly following delivery by the Guarantor of his statement with respect thereto in reasonable detail; it being acknowledged and agreed that Ronson shall be entitled to reimbursement of any such amounts from the Guarantor in the event of subsequent payment to the Guarantor of any interest or return on the Guaranty Collateral not taken into account in the calculation of costs paid or reimbursed by Ronson as aforesaid.

         B.  Indemnification.  Ronson  shall  defend,  indemnify  and  hold  the
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Guarantor,  and his heirs,  successors  and assigns  (hereinafter  referred  to, collectively, as the "Indemnified Parties") harmless against, and reimburse the Indemnified Parties for and contribute to the Indemnified Parties the entirety of, any and all claims, losses, damages, liabilities, costs and expenses whatsoever, including, without limitation, reasonable attorneys' fees and expenses (hereinafter referred to, collectively, as "Damages") paid or incurred by the Indemnified Parties, or any of them, based upon or arising from the Guaranty Documents, and the provisions thereof and any obligation thereunder. Without limiting the foregoing, an Indemnified Party claiming indemnification, reimbursement or contribution pursuant to this Paragraph B shall promptly give Ronson written notice of any action, suit or proceeding that may give rise to such obligation by Ronson. Ronson shall provide the defense with respect to claims to which such obligation applies and in doing so shall have the right to control the defense and settlement with respect to such claims; provided that any settlement includes a general release of the Indemnified Party with no admission or finding of fault by the Indemnified Party. An Indemnified Party may participate at its expense in the defense of any action or claim which may be asserted against him and for which such party seeks indemnity, reimbursement or contribution pursuant to the provisions of this Paragraph B; or such Indemnified Party, at his election, may assume the defense of such claim or action, including the right to settle or compromise any claim against him without the consent of Ronson, in cases where (i) Ronson has failed to promptly initiate and continue the defense of such claim or (ii) the Indemnified Party reasonably determines that a conflict of interest between Ronson and the Indemnified Party exists with respect to such claim. Each party shall make a reasonable effort to cooperate in such settlement and/or defense.

         C. Loan Agreement.  Ronson hereby  covenants that,  while the Guarantor
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remains  obligated  under  the  Guaranty  Documents,  it shall  not agree to the extension of the scheduled maturity date of the obligations subject to the Guaranty without the prior written consent of the Guarantor (which shall not unreasonably be withheld or delayed).

                                   ARTICLE II
                                   ----------

         A. Ronson Representations.
            ----------------------

         Ronson represents and warrants to the Guarantor that:

            (i) Ronson is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where it is required to be so qualified to enter into this Agreement and perform its obligations hereunder.

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

            (ii) The execution, delivery and performance by Ronson of this Agreement and the consummation of the transactions contemplated hereby: (a) are within Ronson's corporate power and authority; (b) have been duly authorized by all necessary or proper corporate action; (c) are not, in contravention of any provision of Ronson's certificate of incorporation or by-laws; (d) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding upon Ronson; (e) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Ronson is a party or by which Ronson or any of its property is bound; (f) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Ronson; and (g) do not require the consent or approval of, or any filing with, any governmental authority or any other person (except for those consents and approvals that have been obtained).

            (iii) This Agreement has been duly executed and delivered by Ronson and constitutes a legal, valid and binding obligation of Ronson, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

         B. Guarantor Representations.  The Guarantor represents and warrants to
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Ronson that:

            (i) The execution, delivery and performance by the Guarantor of this
Agreement: (a) does not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding on the Guarantor; (b) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Guarantor is a party or by which the Guarantor or any of his property is bound; (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property of the Guarantor; and (d) do not require the consent or approval of, or any filing with, any governmental authority or any other person (except for those consents and approvals that have been obtained).

            (ii) This  Agreement  has been duly  executed  and  delivered by the
Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                                  ARTICLE III
                                  -----------

         A.  Notices.  Whenever it is provided  herein that any notice,  demand,
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request, consent,  approval,  declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other any such communication with respect to this Agreement, each such notice, demand,

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

request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, as follows: (i) if to Ronson, to Campus Drive, P.O. Box 6707, Somerset, New Jersey 08875, Attn: Chief Financial Officer; and (ii) if to the Guarantor, to the Guarantor's address hereinabove set forth; or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three business days after the same shall have been deposited with the United States mail.

         B. Benefits.  Except as otherwise provided herein, this Agreement shall
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be binding  upon and inure to the benefit of the parties to this  Agreement  and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         C. Integration.  This Agreement constitutes the complete  understanding
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of the parties  with  respect to its  subject  matter and  supersedes  any other agreement or understanding relating thereto. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, of compliance with any representations, warranties, covenants or agreements contained herein.

         D. Survival.  The  representations,  warranties  and agreements  herein
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shall survive  termination  or expiration of the Loan  Agreement or the Guaranty
Documents or any other event.

         E.  Severability.  In the event that any one or more of the  provisions
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contained  in this  Agreement  shall be  determined  to be  invalid,  illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

         F. Governing Law. This  Agreement  shall be governed by,  construed and
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enforced in accordance  with, the laws of the State of New Jersey without regard to the principles thereof relating to conflict of laws.

         G.  Counterparts.  This  Agreement  may be  executed  in any  number of
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counterparts,  each of which shall be deemed to be an original  and all of which together shall be deemed to be one and the same instrument.


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

         IN WITNESS WHEREOF, Ronson and the Guarantor has executed this Agreement as of the day and year first above written.

                             RONSON CORPORATION


                             By       /s/ Daryl Holcomb
                               ---------------------------------
                                      Daryl Holcomb,
                                      Vice President and Chief Financial Officer


                             GUARANTOR:


                                      /s/ Louis V. Aronson II
                             -----------------------------------
                             Louis V. Aronson II


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